SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          April 27, 2004

Liberty Property Trust
Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

65 Valley Stream Parkway
Malvern, PA	19355

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:          (610) 648-1700

Item 12. Results of Operations and Financial Condition.

     On April 26, 2004, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended March 31, 2004. The Registrants are furnishing the press release as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr.
Chief Financial Officer

Dated: April 27, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99	Press Release by the Registrants, dated April 26, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

3